Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	March 31, 2009	March 31, 2008
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$139	$201
Real Estate	268	52
Manufacturing	58	105
Other	5	5

Total Revenues	470	363

Costs and Expenses:
Cost of Goods Sold:
Timber	108	139
Real Estate	95	16
Manufacturing	76	112
Other	—	—

Total Cost of Goods Sold	279	267
Selling, General and Administrative	32	30

Total Costs and Expenses	311	297

Other Operating Income (Expense), net	—	3

Operating Income	159	69

Equity Earnings from Timberland Venture	15	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	24	36
Interest Expense (Note Payable to Timberland Venture)	14	—

Total Interest Expense, net	38	36

Gain on Extinguishment of Debt	1	—

Income before Income Taxes	137	33

Benefit for Income Taxes	(20)	(5)

Net Income	$157	$38

Per Share Amounts:

Net Income per Share - Basic	$0.95	$0.22
Net Income per Share - Diluted	$0.95	$0.22

Weighted Average Number of Shares Outstanding
- Basic	164.7	171.6
- Diluted	164.8	172.1

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2009	December 31, 2008
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$355	$369
Accounts Receivable	29	22
Like-Kind Exchange Funds Held in Escrow	3	48
Taxes Receivable	24	23
Inventories	66	74
Deferred Tax Asset	13	11
Real Estate Development Properties	3	4
Assets Held for Sale	79	137
Other Current Assets	17	11

	589	699

Timber and Timberlands, net	3,609	3,638
Property, Plant and Equipment, net	163	177
Equity Investment in Timberland Venture	189	199
Deferred Tax Asset	11	—
Investment in Grantor Trusts (at Fair Value)	22	25
Other Assets	41	42

Total Assets	$4,624	$4,780

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$110	$158
Accounts Payable	32	35
Interest Payable	35	30
Wages Payable	12	28
Taxes Payable	17	18
Deferred Revenue	11	17
Other Current Liabilities	16	21

	233	307

Long-Term Debt	1,736	1,793
Line of Credit	211	231
Note Payable to Timberland Venture	783	783
Deferred Tax Liability	—	4
Other Liabilities	87	90

Total Liabilities	3,050	3,208

Commitments and Contingencies

STOCKHOLDERS’ EQUITY

Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, outstanding (net of Treasury Stock) - 162.8 at March 31, 2009, and 166.0 at December 31, 2008	2	2
Additional Paid-In Capital	2,228	2,225
Retained Earnings	237	149
Treasury Stock, at cost, Common Shares - 24.8 at March 31, 2009, and 21.5 at December 31, 2008	(860)	(773)
Accumulated Other Comprehensive Income (Loss)	(33)	(31)

Total Stockholders’ Equity	1,574	1,572

Total Liabilities and Stockholders’ Equity	$4,624	$4,780

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	March 31, 2009	March 31, 2008
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$157	$38
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation, Depletion and Amortization (includes $10 Lumber Impairment Loss in 2009)	33	33
Basis of Real Estate Sold	89	10
Equity Earnings from Timberland Venture	(15)	—
Distribution from Timberland Venture	25	—
Expenditures for Real Estate Development	—	(3)
Deferred Income Taxes	(17)	(2)
Gain on Extinguishment of Debt	(1)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	45	(31)
Other Working Capital Changes	(31)	(39)
Other	(1)	(7)

Net Cash Provided By (Used In) Operating Activities	284	(1)

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(17)	(13)
Timberlands Acquired	—	(1)

Net Cash Used In Investing Activities	(17)	(14)

Cash Flows From Financing Activities:
Dividends	(69)	(72)
Borrowings on Line of Credit	225	477
Repayments on Line of Credit	(245)	(664)
Proceeds from Issuance of Long-Term Debt	—	250
Principal Payments and Retirement of Long-Term Debt	(105)	(47)
Acquisition of Treasury Stock	(87)	(51)

Net Cash Used In Financing Activities	(281)	(107)

Increase (Decrease) In Cash and Cash Equivalents	(14)	(122)
Cash and Cash Equivalents:
Beginning of Period	369	240

End of Period	$355	$118

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Three Months 2009	Three Months 2008
	(In Millions)
Revenues:
Northern Resources	$57	$94
Southern Resources	83	122
Real Estate	268	52
Manufacturing	58	105
Other	5	5
Eliminations	(1)	(15)

Total Revenues	$470	$363

Operating Income (Loss)
Northern Resources	$2	$14
Southern Resources	20	37
Real Estate	170	33
Manufacturing	(22)	(9)
Other	5	5
Other Costs and Eliminations	(16)	(14)
Other Operating Income (Expense), net	—	3

Total Operating Income	$159	$69

Plum Creek Timber Company, Inc.

Selected Operating Statistics

(Unaudited)

		2009	2008
		1st Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$24	$29	$26	$25	$26	$26
Pulpwood	$/Ton Stumpage	$11	$10	$10	$10	$12	$10

Northern Resources
Sawlog	$/Ton Delivered	$57	$67	$68	$74	$68	$69
Pulpwood	$/Ton Delivered	$43	$39	$43	$45	$44	$43

Lumber (1)	$/MBF	$374	$366	$367	$384	$367	$371
Plywood (1)	$/MSF	$362	$398	$404	$396	$382	$397
Fiberboard (1)	$/MSF	$601	$591	$600	$610	$625	$604

Sales Volume
Southern Resources
Sawlog	1,000 Tons	942	1,459	1,666	1,425	1,020	5,570
Pulpwood	1,000 Tons	1,487	1,976	2,221	2,089	1,741	8,027

Total Harvest		2,429	3,435	3,887	3,514	2,761	13,597

Northern Resources
Sawlog	1,000 Tons	525	978	739	828	821	3,366
Pulpwood	1,000 Tons	613	738	504	725	649	2,616

Total Harvest		1,138	1,716	1,243	1,553	1,470	5,982

Lumber	MBF	35,123	69,596	83,477	74,100	62,660	289,833
Plywood	MSF	35,439	68,746	68,616	62,112	37,509	236,983
Fiberboard	MSF	34,044	58,784	63,205	44,371	31,071	197,431

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2009	2008
	1st Qtr (1)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (2)	YTD
Acres Sold
Small Non-strategic	1,665	17,145	13,215	14,800	47,125	92,285
Large Non-strategic	—	—	—	—	—	—
Conservation	113,355	1,015	595	39,880	134,250	175,740
HBU/Recreation	2,180	10,635	11,785	15,640	7,550	45,610
Development Properties	1,485	65	700	10	45	820
Conservation Easements	n/a	n/a	n/a	n/a	n/a	n/a

	118,685	28,860	26,295	70,330	188,970	314,455
Price per Acre
Small Non-strategic	$1,330	$1,180	$1,285	$1,145	$745	$965
Large Non-strategic	—	—	—	—	—	—
Conservation	$2,225	$395	$1,555	$1,035	$1,170	$1,140
HBU/Recreation	$3,420	$2,875	$2,740	$3,220	$2,965	$2,975
Development Properties	$4,075	$5,825	$9,630	$13,130	$4,095	$8,770
Conservation Easements	—	—	—	—	—	—

Revenue, ($ millions)
Small Non-strategic	$2	$20	$17	$17	$35	$89
Large Non-strategic	—	—	—	—	—	—
Conservation	$252	—	$1	$41	$157	$200
HBU/Recreation	$7	$31	$32	$50	$22	$136
Development Properties	$6	—	$7	—	—	$7
Conservation Easements	—	—	—	—	—	—

	$268	$52	$57	$108	$215	$432

Basis of Real Estate Sold (3)	$89	$10	$13	$26	$100	$149

(1)	During the 1st quarter of 2009 we sold 112,000 acres in Montana to a conservation buyer for $250 million. The sale is presented as a Conservation sale. The transaction included 56,000 acres of Conservation property, 10,000 acres of Small Non-strategic property, 45,000 acres of HBU/Recreation property, and 1,000 acres of Development property.

(2)	During the 4th quarter of 2008 we sold 130,000 acres in Montana to a conservation buyer for $150 million. The sale is presented as a Conservation sale. The transaction included 59,000 acres of Conservation property, 51,000 acres of Small Non-strategic property, 16,000 acres of HBU/Recreation property, and 4,000 acres of Development property.

(3)	Includes $85 million in the first quarter of 2009 for a 112,000 acre conservation sale in Montana and $75 million in the fourth quarter of 2008 for a 130,000 acre conservation sale in Montana.

PLUM CREEK TIMBER COMPANY, INC.

DEBT MATURITIES SCHEDULE

MARCH 31, 2009

(UNAUDITED)

	Borrowings (1)
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2010:
3rd Qtr 2009	58	8.730%
1st Qtr 2010	53	5.480%
4th Qtr 2010	3	8.050%

Annual Maturities through 2014:
2011	416	7.739%(2)
2012	603	— (3)
2013	250	6.663%(4)
2014	3	8.050%

(1)	Does not include repayments on the company’s $750 million revolving line of credit due in 2011.

(2)	Principal amount composed of senior notes with principal amounts of $74 million, $3 million, $290 million and $49 million and interest rates of 7.970%, 8.050%, 7.660% and 7.830%, respectively.

(3)	Includes $600 million of maturities for the company’s two term credit agreements and senior notes with principal of $3 million and an interest rate of 8.050%. The interest rate on the $350 million term credit agreement is currently based on LIBOR plus 0.45%. The interest rate on the $250 million term credit agreement is currently based on LIBOR plus 1.00%.

(4)	Principal amount composed of senior notes with principal amounts of $3 million, $72 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.